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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 30, 2001
                        (Date of earliest event reported)



                             OPEN PLAN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                      0-20743                   54-1515256
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

    4299 Carolina Avenue, Building C
           Richmond, Virginia                                       23222
(Address of Principal Executive Offices)                          (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 228-5600






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Item 5.      Other Events.

         The press releases issued by the Registrant on April 30, 2001, April 30, 2001 and May 24, 2001 and attached hereto as exhibits are incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99.1     Press release issued by the Registrant on April 30, 2001.

             99.2     Press release issued by the Registrant on April 30, 2001.

             99.3     Press release issued by the Registrant on May 24, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OPEN PLAN SYSTEMS, INC.
                                      (Registrant)



Date:  May 24, 2001                   By:  /s/ John L. Hobey
                                         ---------------------------------------
                                           John L. Hobey
                                           President and Chief Executive Officer






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                                  Exhibit Index
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Exhibit
Number                               Document
------                               --------

 99.1           Press release issued by the Registrant on April 30, 2001.

 99.2           Press release issued by the Registrant on April 30, 2001.

 99.3           Press release issued by the Registrant on May 24, 2001.